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                                                                    EXHIBIT 10.3
                                                                    ------------

                                MUTUAL RELEASE
                                --------------

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Danvers Investment Corp. ("Danvers"), Amexcorp Ltd. ("Amex"), Sholem Weiss and Geno Weiser, each for itself and himself and, in the case of Danvers and Amex , on behalf of their officers, directors, shareholders, and affiliates, hereby forever RELEASE and DISCHARGE Saf T Lok Incorporated, a Florida corporation located at 1101 Northpoint Parkway, West Palm Beach, Florida 33407 ("STL"), together with its officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that they, their shareholders, officers, directors and affiliates, have, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, STL, for itself and on behalf of its officers, directors, shareholders, and affiliates hereby forever RELEASE and DISCHARGE each of Danvers and Amex, together with each of their officers, directors, shareholders, employees, representatives, successors, assigns, attorneys and affiliates, and the individual persons Sholem Weiss and Geno Weiser, of and from all manner of actions, causes of action, suits, debts, damages, and demands whatsoever, in law or equity, that STL, its shareholders, officers, directors and affiliates, has, had, or hereafter can, shall or may have upon, or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the day of the date of this RELEASE.

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     This Mutual Release is being made in New York and is to be governed by the laws of such jurisdiction. Any dispute arising hereunder shall be resolved in the courts of such state.

     AGREED this 18th day of May, 1999.


DANVERS INVESTMENT CORP.                SAF T LOK INCORPORATED


By: /s/                                 By:  /s/ Frank Brooks
   --------------------------              ---------------------------------
Name:________________________           Name: Frank Brooks
                                             -------------------------------
Its:_________________________           Its:  Chairman
                                            --------------------------------


AMEX CORP LTD.


By: /s/
   --------------------------
Name:________________________
Its:_________________________


    /s/ Sholem Weiss                         /s/ Geno Weiser
-----------------------------           ------------------------------------
    SHOLEM WEISS                             GENO WEISER